                                                                  EXHIBIT 10.18

[UNITED INDUSTRIES CORP. LETTERHEAD]

February 2, 1995

Robert S. Rubin
16161 Surfview Court
Grover, Missouri 63040

Dear Bob,

Welcome to the United Industries team!

This Employment letter confirms your acceptance to become a Product Manager, for the Spectrum Division of United Industries Corporation.

In this position, you will report to the Vice President, Marketing, and will devote your full time and attention to the business and affairs of United Industries. In our discussions, you indicated you are not subject to any legal obligations which prevents you from joining our team.

Attached you will find exhibits which are integral to your employment:

          1.   Compensation
          2.   Business Ethics
          3.   Confidentiality
          4.   Intellectual Property
          5.   Separation

By signing this Letter-Agreement, you acknowledge there are no additional understandings that are not expressed in this Letter. Please sign one copy and return to me, and retain the second copy for your files. We are very excited about you joining our team and we look forward to your start date of February 20, 1995.

Congratulations and Welcome Aboard,
UNITED INDUSTRIES CORPORATION

By  /s/ Richard A. Bender
   ----------------------------
   Richard A. Bender
   Vice President, Human Resources
       and Administration

                                                       Confirmed By:

                                                       /s/ Robert S. Rubin
                                                       -------------------------
                                                       Signature

                                                         2/3/95
                                                       -------------------------
                                                       Date

                                    Exhibit 1

                              COMPENSATION EXHIBIT


     Your compensation will consist of: A. Fixed Salary; B. Incentive Compensation; C. Benefit Programs as outlined below:

A. Fixed Salary shall be at the rate of $66,000 per year, payable semi-monthly.

B. You will be eligible for Incentive Compensation. An award, determined by management, is in recognition of the Executive's achievement of stated performance goals or objectives. Mutually established objectives for the plan year will be reviewed throughout the year with a final review at year's end. This objective measurement of results will indicate performance for the plan year and determine a payout ranging from 60 to 150% of your target of 10% of your Fixed Salary Rate.

     This Award will be payable within 90 days after year end. Eligibility for Incentive Compensation requires that you be employed at year end, and that your employment is not terminated for cause prior to payment of any award of Incentive Compensation.

C. Benefit Programs consist of whatever programs may be in effect from time to time for executives of the Company subject to applicable eligibility requirements. Benefit Programs may be changed as business needs dictate. A summary of our current programs has been given to you.


                                    /s/ Robert S. Rubin
                                    ---------------------
                                    Signature

                                       2/3/95
                                    ---------------------
                                    Date

                                    Exhibit 2

                             BUSINESS ETHICS EXHIBIT


The Company is an "equal opportunity employer", and does not practice and will not tolerate unlawful discrimination or harassment of employees or applicants for employment. Should you ever encounter such a situation, you agree to promptly report, in writing, any incident of which you become aware, whether or not directly affecting you, which you reasonably believe involves discrimination or harassment of any kind. The Company agrees to fully investigate or take whatever remedial or disciplinary actions may be appropriate. Every such written report may be delivered or mailed in a sealed envelope addressed to the "Personal and Confidential" attention of the President of United Industries Corporation.

The Company strives to maintain the highest levels of professional behavior in all aspects of our business and also to provide a safe and healthful environment in which to work. Towards this end, the Company may from time to time deem appropriate to conduct certain tests or examinations. These tests would all be at Company expense and by agreeing to submit to these programs, you are indicating both your willingness to participate and your support for goals in mind. Subject to whatever legal restrictions or prohibitions may be applicable at the time, if any: (a) you authorize every person involved in administering or conducting such tests or examinations to furnish full reports to the Company, and (b) such tests and examinations may include, but are not limited to polygraph examinations (as permitted under law), testing or examination to determine the presence of drugs, alcohol, contagious or non-contagious disease, or physical or mental defect or impairment, and also testing and examination relevant to aptitude in respect of employment opportunities, advancement, classification, and reclassification.


                                    /s/ Robert S. Rubin
                                    ---------------------
                                    Signature

                                       2/3/95
                                    ---------------------
                                    Date

                                    Exhibit 3

                             CONFIDENTIALITY EXHIBIT


During your employment and thereafter, you will regard as confidential all information in respect of matters not generally known by the public (including but not limited to salaries, sales programs, financial data) regarding the Company and all of its divisions, and will not divulge that information, or make use of that information yourself, for any reason or purpose.


                                    /s/ Robert S. Rubin
                                    ---------------------
                                    Signature

                                       2/3/95
                                    ---------------------
                                    Date

                                    Exhibit 4

                          INTELLECTUAL PROPERTY EXHIBIT


You acknowledge that the Company is the sole owner of all inventions, concepts, processes, methods, ideas, formulae, and techniques conceived or developed by you, alone or with others, during the period of your employment, whether or not during the usual hours of your employment, which may be applicable to or useful in any business in which the Company or any of its divisions is engaged at any time during the period of your employment. You agree to cooperate with the Company, both during the period of your employment and thereafter, in respect of whatever patent, trademark, copyright or other legal protection the Company desires to obtain.

The Company may assign its rights under this Letter-Agreement to any party which acquires all or substantially all of the business or assets of the Company or any of its divisions.


                                    /s/ Robert S. Rubin
                                    ---------------------
                                    Signature

                                       2/3/95
                                    ---------------------
                                    Date

                                    Exhibit 5

                               SEPARATION EXHIBIT


Your employment as Product Manager shall commence on February 20, 1995. If we terminate your employment without cause, then as consideration for you generally releasing the Company by signing a general release, the Company will pay you an amount equal to three months of your Fixed Salary Rate, payable in twelve (12) equal consecutive monthly installments commencing on the last day of the month following the month during which your employment terminates.

The Company acknowledges that you may terminate your employment at any time, with or without cause, by notice to the Company to that effect. You agree to continue to perform the duties of your employment for such reasonable period as the Company may request, not exceeding 30 days, after the date of your termination notice to the Company.

You acknowledge that the Company may terminate your employment at any time, with or without cause, by notice to you to that effect. If the Company terminates your employment without cause and if you sign the general release referenced above, then the Company shall pay the amount stated in the first paragraph of this Exhibit.

During your employment, and during the twelve (12) months period following termination of your employment by you or by the Company, with or without cause,
(a) you shall not solicit or attempt to persuade any person (i) to terminate his or her employment with the Company, or (ii) to decline employment with the Company, and (b) you shall not be employed by and not be associated in any way with any business which markets or seeks to market Competitive Products to any account which has been a customer of any division or affiliate of the Company during the twelve (12) months period preceding the termination of your employment, "Competitive Products" are any products which compete with any products sold or offered for sale in the ordinary course of business by any division or affiliate of the Company.

                                    /s/ Robert S. Rubin
                                    ---------------------
                                    Signature

                                       2/3/95
                                    ---------------------
                                    Date